STATE OF MICHIGAN
CENTRAL PROCUREMENT SERVICES

Department of Technology, Management, and Budget
320 S. WALNUT ST., LANSING, MICHIGAN 48933
P.O. BOX 30026 LANSING, MICHIGAN 48909

CONTRACT CHANGE NOTICE

Change Notice Number **2**
to
Contract Number **180000000749**

CONTRACTOR	
	GRAPHIC SCIENCES INC
	1511 E. Lincoln Ave.
	Madison Heights, MI 48071
	Terry Buchanan
	248-549-6600
	terryb@gsiinc.com
	CV0032057

STATE			
Program Manager	Jessie Weston	DTMB
	517-335-9145	
	WestonJ2@michigan.gov	
Contract Administrator	Nichole Harrell	DTMB
	517-636-0313	
	harrelln@michigan.gov	

CONTRACT SUMMARY

STATEWIDE DIGITAL IMAGING AND MICROFILM SERVICES

INITIAL EFFECTIVE DATE	INITIAL EXPIRATION DATE	INITIAL AVAILABLE OPTIONS	EXPIRATION DATE BEFORE
June 1, 2018	May 30, 2023	2 - 1 Year	May 30, 2023

PAYMENT TERMS	DELIVERY TIMEFRAME
1%/15 AND NET 45	N/A

ALTERNATE PAYMENT OPTIONS			EXTENDED PURCHASING	
☐ P-Card	☐ PRC	☐ Other	☐ Yes	☒ No

MINIMUM DELIVERY REQUIREMENTS

N/A

DESCRIPTION OF CHANGE NOTICE

OPTION	LENGTH OF OPTION	EXTENSION	LENGTH OF EXTENSION	REVISED EXP. DATE
☐		☐		N/A

CURRENT VALUE	VALUE OF CHANGE NOTICE	ESTIMATED AGGREGATE CONTRACT VALUE
$43,562,157.20	$0.00	$43,562,157.20

DESCRIPTION

Effective July 25, 2022, Section 7. Administrative Fee and Reporting and Section 8. Extended Purchasing Program of the Standard Contract Terms, are revised per the attached document.

This Contract is also amended to include Schedule C - Appendix 7 - Security Addendum (attached).

All other terms, conditions, specifications, and pricing remain the same. Per Vendor and Agency agreement, DTMB Central Procurement approval.

Program Managers
for
Multi-Agency and Statewide Contracts

AGENCY	NAME	PHONE	EMAIL
DTMB	Jessica Weston	517-335-9145	WestonJ2@michigan.gov

FOR THE CONTRACTOR:

GRAPHIC SCIENCES INC

Company Name

E-SIGNED by Terry Buchanan
on 2022-07-25 15:20:01 EDT

Authorized Agent Signature

Terry Buchanan

Authorized Agent (Print or Type)

2022-07-25 15:20:01 UTC

Date

FOR THE STATE:

E-SIGNED by Steve Rigg
on 2022-07-25 15:23:11 EDT

Signature

Steve Rigg DTMB-CPS Buyer

Name and Title

DTMB Central Procurement Services

Agency

2022-07-25 15:23:11 UTC

Date

Language Revisions to Standard Contract Terms.

The Standard Contract Terms have been revised to include the following language in Section 7. Administrative Fee and Reporting. Additionally, Section 8. Extended Purchasing Program, is removed and listed as Reserved:

7. **Administrative Fee and Reporting.** Contractor must pay an administrative fee of 1% on all payments made to Contractor under the Contract with the State (including its departments, divisions, agencies, offices, and commissions). Administrative fee payments must be made online by check or credit card at: https://www.thepayplace.com/mi/dtmb/adminfee

   Contractor must submit an itemized purchasing activity report, which includes at a minimum, the name of the purchasing entity and the total dollar volume in sales. Reports should be mailed to MiDeal@michigan.gov.

   The administrative fee and purchasing activity report are due within 30 calendar days from the last day of each calendar quarter.

8. **Reserved.**

9. **Independent Contractor.** Contractor is an independent contractor and assumes all rights, obligations and liabilities set forth in this Contract. Contractor, its employees, and agents will not be considered employees of the State. No partnership or joint venture relationship is created by virtue of this Contract. Contractor, and not the State, is responsible for the payment of wages, benefits and taxes of Contractor's employees and any subcontractors. Prior performance does not modify Contractor's status as an independent contractor. Contractor hereby acknowledges that the State is and will be the sole and exclusive owner of all right, title, and interest in the Contract Activities and all associated intellectual property rights, if any. Such Contract Activities are works made for hire as defined in Section 101 of the Copyright Act of 1976. To the extent any Contract Activities and related intellectual property do not qualify as works made for hire under the Copyright Act, Contractor will, and hereby does, immediately on its creation, assign, transfer and otherwise convey to the State, irrevocably and in perpetuity, throughout the universe, all right, title and interest in and to the Contract Activities, including all intellectual property rights therein.

10. **Subcontracting.** Contractor may not delegate any of its obligations under the Contract without the prior written approval of the State. Contractor must notify the State at least 90 calendar days before the proposed delegation and provide the State any information it requests to determine whether the delegation is in its best interest. If approved, Contractor must: (a) be the sole point of contact regarding all contractual matters, including payment and charges for all Contract Activities; (b) make all payments to the subcontractor; and (c) incorporate the terms and conditions contained in this Contract in any subcontract with a subcontractor. Contractor remains responsible for the completion of the Contract Activities, compliance with the terms of this Contract, and the acts and omissions of the subcontractor. The State, in its sole discretion, may require the replacement of any subcontractor.

11. **Staffing.** The State's Contract Administrator may require Contractor to remove or reassign personnel by providing a notice to Contractor.

12. **Background Checks.** Upon request, Contractor must perform background checks on all employees and subcontractors and its employees prior to their assignment. The scope is at the discretion of the State and documentation must be provided as requested. Contractor is responsible for all costs associated with the requested background checks. The State, in its sole discretion, may also perform background checks.

13. **Assignment.** Contractor may not assign this Contract to any other party without the prior approval of the State. Upon notice to Contractor, the State, in its sole discretion, may assign in whole or in part, its rights or responsibilities under this Contract to any other party. If the State determines that a novation of the Contract to a third party is necessary, Contractor will agree to the novation and provide all necessary documentation and signatures.

SCHEDULE C – EXHIBIT 7- SECURITY ADDENDUM

IRS Publication 1075 (Rev. 11-2021)

Exhibit 7 Safeguarding Contract Language

I. PERFORMANCE

In performance of this contract, the Contractor agrees to comply with and assume responsibility for compliance by officers or employees with the following requirements:

(1) All work will be performed under the supervision of the contractor.

(2) The contractor and contractor's officers or employees to be authorized access to FTI must meet background check requirements defined in IRS Publication 1075. The contractor will maintain a list of officers or employees authorized access to FTI. Such list will be provided to the agency and, upon request, to the IRS.

(3) FTI in hardcopy or electronic format shall be used only for the purpose of carrying out the provisions of this contract. FTI in any format shall be treated as confidential and shall not be divulged or made known in any manner to any person except as may be necessary in the performance of this contract. Inspection or disclosure of FTI to anyone other than the contractor or the contractor's officers or employees authorized is prohibited.

(4) FTI will be accounted for upon receipt and properly stored before, during, and after processing. In addition, any related output and products require the same level of protection as required for the source material.

(5) The contractor will certify that FTI processed during the performance of this contract will be completely purged from all physical and electronic data storage with no output to be retained by the contractor at the time the work is completed. If immediate purging of physical and electronic data storage is not possible, the contractor will certify that any FTI in physical or electronic storage will remain safeguarded to prevent unauthorized disclosures.

(6) Any spoilage or any intermediate hard copy printout that may result during the processing of FTI will be given to the agency. When this is not possible, the contractor will be responsible for the destruction of the spoilage or any intermediate hard copy printouts and will provide the agency with a statement containing the date of destruction, description of material destroyed, and the destruction method.

(7) All computer systems receiving, processing, storing, or transmitting FTI must meet the requirements in IRS Publication 1075. To meet functional and assurance requirements, the security features of the environment must provide for the managerial, operational, and technical controls. All security features must be available and activated to protect against unauthorized use of and access to FTI.

(8) No work involving FTI furnished under this contract will be subcontracted without the prior written approval of the IRS.

(9) Contractor will ensure that the terms of FTI safeguards described herein are included, without modification, in any approved subcontract for work involving FTI.

(10) To the extent the terms, provisions, duties, requirements, and obligations of this contract apply to performing services with FTI, the contractor shall assume toward the subcontractor all obligations, duties and responsibilities that the agency under this contract assumes toward the contractor, and the subcontractor shall assume toward the contractor all the same obligations, duties and responsibilities which the contractor assumes toward the agency under this contract.

(11) In addition to the subcontractor's obligations and duties under an approved subcontract, the terms and conditions of this contract apply to the subcontractor, and the subcontractor is bound and obligated to

the contractor hereunder by the same terms and conditions by which the contractor is bound and obligated to the agency under this contract.

(12) For purposes of this contract, the term "contractor" includes any officer or employee of the contractor with access to or who uses FTI, and the term "subcontractor" includes any officer or employee of the subcontractor with access to or who uses FTI.

(13) The agency will have the right to void the contract if the contractor fails to meet the terms of FTI safeguards described herein.

II. CRIMINAL/CIVIL SANCTIONS

(1) Each officer or employee of a contractor to whom FTI is or may be disclosed shall be notified in writing that FTI disclosed to such officer or employee can be used only for a purpose and to the extent authorized herein, and that further disclosure of any FTI for a purpose not authorized herein constitutes a felony punishable upon conviction by a fine of as much as $5,000 or imprisonment for as long as 5 years, or both, together with the costs of prosecution.

(2) Each officer or employee of a contractor to whom FTI is or may be accessible shall be notified in writing that FTI accessible to such officer or employee may be accessed only for a purpose and to the extent authorized herein, and that access/inspection of FTI without an official need-to-know for a purpose not authorized herein constitutes a criminal misdemeanor punishable upon conviction by a fine of as much as $1,000 or imprisonment for as long as 1 year, or both, together with the costs of prosecution.

(3) Each officer or employee of a contractor to whom FTI is or may be disclosed shall be notified in writing that any such unauthorized access, inspection or disclosure of FTI may also result in an award of civil damages against the officer or employee in an amount equal to the sum of the greater of $1,000 for each unauthorized access, inspection, or disclosure, or the sum of actual damages sustained as a result of such unauthorized access, inspection, or disclosure, plus in the case of a willful unauthorized access, inspection, or disclosure or an unauthorized access/inspection or disclosure which is the result of gross negligence, punitive damages, plus the cost of the action. These penalties are prescribed by IRC sections 7213, 7213A and 7431 and set forth at 26 CFR 301.6103(n)-1.

(3) Additionally, it is incumbent upon the contractor to inform its officers and employees of the penalties for improper disclosure imposed by the Privacy Act of 1974, 5 U.S.C. 552a. Specifically, 5 U.S.C. 552a(i)(1), which is made applicable to contractors by 5 U.S.C. 552a(m)(1), provides that any officer or employee of a contractor, who by virtue of his/her employment or official position, has possession of or access to agency records which contain individually identifiable information, the disclosure of which is prohibited by the Privacy Act or regulations established thereunder, and who knowing that disclosure of the specific material is so prohibited, willfully discloses the material in any manner to any person or agency not entitled to receive it, shall be guilty of a misdemeanor and fined not more than $5,000.

(4) Granting a contractor access to FTI must be preceded by certifying that each officer or employee understands the agency's security policy and procedures for safeguarding FTI. A contractor and each officer or employee must maintain their authorization to access FTI through annual recertification of their understanding of the agency's security policy and procedures for safeguarding FTI. The initial certification and recertifications must be documented and placed in the agency's files for review. As part of the certification and at least annually afterwards, a contractor and each officer or employee must be advised of the provisions of IRC sections 7213, 7213A, and 7431 (see Exhibit 4, Sanctions for Unauthorized Disclosure, and Exhibit 5, Civil Damages for Unauthorized Disclosure). The training on the agency's security policy and procedures provided before the initial certification and annually thereafter must also cover the incident response policy and procedure for reporting unauthorized disclosures and data breaches. (See Section 10) For the initial certification and the annual recertifications, the contractor and each officer or employee must sign, either with ink or electronic signature, a confidentiality statement certifying their understanding of the security requirements.

III. INSPECTION

The IRS and the Agency, with 24 hour notice, shall have the right to send its inspectors into the offices and plants of the contractor to inspect facilities and operations performing any work with FTI under this contract for compliance with requirements defined in IRS Publication 1075. The IRS' right of inspection shall include the use of manual and/or automated scanning tools to perform compliance and vulnerability assessments of information technology (IT) assets that access, store, process or transmit FTI. Based on the inspection, corrective actions may be required in cases where the contractor is found to be noncompliant with FTI safeguard requirements.

STATE OF MICHIGAN
CENTRAL PROCUREMENT SERVICES
Department of Technology, Management, and Budget

320 S. WALNUT ST., LANSING, MICHIGAN 48933
P.O. BOX 30026 LANSING, MICHIGAN 48909

CONTRACT CHANGE NOTICE

Change Notice Number **3**

to

Contract Number **180000000749**

CONTRACTOR	
	GRAPHIC SCIENCES INC
	1511 E. Lincoln Ave.
	Madison Heights, MI 48071
	Jim DeSocio
	248-549-6600
	jdesocio@intellinetics.com
	CV0032057

STATE			
Program Manager	Jessie Weston	DTMB
	517-335-9145	
	WestonJ2@michigan.gov	
Contract Administrator	Nichole Harrell	DTMB
	517-636-0313	
	harrelln@michigan.gov	

CONTRACT SUMMARY

STATEWIDE DIGITAL IMAGING AND MICROFILM SERVICES

INITIAL EFFECTIVE DATE	INITIAL EXPIRATION DATE	INITIAL AVAILABLE OPTIONS	EXPIRATION DATE BEFORE
June 1, 2018	May 30, 2023	2 - 1 Year	May 30, 2023

PAYMENT TERMS	DELIVERY TIMEFRAME
1%/15 AND NET 45	N/A

ALTERNATE PAYMENT OPTIONS			EXTENDED PURCHASING	
☐ P-Card	☐ PRC	☐ Other	☐ Yes	☒ No

MINIMUM DELIVERY REQUIREMENTS

N/A

DESCRIPTION OF CHANGE NOTICE

OPTION	LENGTH OF OPTION	EXTENSION	LENGTH OF EXTENSION	REVISED EXP. DATE
☒	Two Years	☐		May 30, 2025

CURRENT VALUE	VALUE OF CHANGE NOTICE	ESTIMATED AGGREGATE CONTRACT VALUE
$43,562,157.20	$0.00	$43,562,157.20

DESCRIPTION

Effective May 30, 2023, this Contract is hereby exercising the first and second available one-year options. The revised Contract expiration date is May 30, 2025.

Effective October 1, 2023, pricing on this Contract is hereby increased per attached revised Schedule B - Pricing.

All other terms, conditions, specifications, and pricing remain the same. Per Contractor and Agency agreement, and DTMB Central Procurement approval.

Program Managers
for
Multi-Agency and Statewide Contracts

AGENCY	NAME	PHONE	EMAIL
DTMB	Jessica Weston	517-335-9145	WestonJ2@michigan.gov

FOR THE CONTRACTOR:

GRAPHIC SCIENCES INC

Company Name

E-SIGNED by Jim DeSocio
on 2023-08-02 17:15:36 EDT

Authorized Agent Signature

Jim DeSocio

Authorized Agent (Print or Type)

2023-08-02 17:15:36 UTC

Date

FOR THE STATE:

E-SIGNED by Nichole Harrell
on 2023-08-03 09:49:16 EDT

Signature

Nichole Harrell Category Analyst

Name and Title

DTMB Central Procurement Services

Agency

2023-08-03 09:49:16 UTC

Date

STATE OF MICHIGAN

Contract No. 180000000749
Statewide Imaging and Digital Imaging

SCHEDULE B
PRICING

*** Pricing effective 10/1/23**

Service	Measurement	Cost
105MM Diazo duplication	Image	$0.429
105MM Fiche scanning high speed	Image	$0.056
105MM Step and Repeat microfilming	Image	$0.154
16MM 2.5 MIL	Unit	$12.452
16MM 2.5 MIL Diazo duplication	Unit	$12.001
16MM 2.5 MIL Silver duplication	Unit	$33.55
16MM 5 Channel Jackets loaded and labeled	Image	$0.99
16MM 5 MIL	Unit	$8.58
16MM 5 MIL Diazo duplication	Unit	$9.493
16MM 5 MIL Silver duplication	Unit	$18.315
16MM Jackets	Image	$0.160
16MM Planetary microfilming	Image	$0.100
16MM Roll 5 mil microfilm scanning	Image	$0.052
16MM Rotary All Types	Image	$0.04
35MM Aperature Cards loaded and labeled	Image	$0.25
35MM Aperature Cards scanning	Image	$0.89
35MM Diazo duplication	Unit	$13.992
35MM Engineer Drawings All Sizes microfilming	Image	$0.60
35MM Roll film scanning	Image	$0.079
35MM Roll or Aperture Cards prints	Image	$0.68
35MM Silver duplication	Unit	$37.730
3M Mags Supplied and Loaded	Unit	$4.25
Additional Quality Control	Hourly	$39.917
All Engineering Drawings Digital Scanning	Image	$1.267
Box Storage By The Month	Unit	$0.352
CD-R Dupe	Unit	$14.00
CD-R Master	Unit	$14.00
Computer Run Time	Hourly	$15.125
Custom Programming	Hourly	$199.320
Data Entry	Hourly	$50.701
Data Entry Heads Down	Keystroke	$0.015
Decision Based Doc Prep	Hourly	$46.636
Decision Based QC/Special Imaging	Hourly	$43.692
Doc Prep	Hourly	$26.044
Jackets Fiche 16MM Roll prints	Image	$0.23
KODAK Type A ANSI Clip	Unit	$2.10
OCR	Hourly	$15.125
Per Linear Foot Digital Scanning	Foot	$0.119

STATE OF MICHIGAN

Contract No. 180000000749
Statewide Imaging and Digital Imaging

SCHEDULE B
PRICING

*** Pricing effective 10/1/23**

Silver 16MM Roll microfilm from digital images	Image	$0.053
Up to 11 X 14 Digital Scanning	Image	$0.098
Up to 5.5 X 8.5 Digital Scanning black & white	Image	$0.059
Up to 5.5 X 8.5 Digital Scanning color	Image	$0.092
Up to 8.5 X 14 Digital Scanning black & white	Image	$0.081
Up to 8.5 X 14 Digital Scanning color	Image	$0.098
White Envelopes	Unit	$0.055
Remote scan location first year monthly operations (5,000 envelopes)	Monthly	$203,069.12
Remote scan location post first year monthly operations (5,000 envelopes)	Monthly	$84,159.99
Remote scan location per-image past 5,000 envelopes	Image	$0.177